EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
     (As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)



In connection with the quarterly report of Chestatee Bancshares, Inc. (the "Company") on Form 10-QSB for the quarter ending June 30, 2007, as filed with the Securities Exchange Commission (the "Report"), I, J. Philip Hester, Sr., President and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) The information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    August 13, 2007         BY: /s/ J. Philip Hester, Sr.
         ---------------             ------------------------------------------
                                     J. Philip Hester, Sr., President and CEO
                                     (Principal Executive Officer)





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